Exhibit 10.20

HOMEAWAY, Inc.

Option Certificate

under Part A of the UK Schedule to the 2011 Equity Incentive Plan

I.	NOTICE OF STOCK OPTION GRANT

Optionee’s Name:	«Name»

Address:

National Insurance Number:

You have been granted an option to purchase shares of Common Stock of Homeaway, Inc, Inc. (the “Company”), subject to the terms and conditions of Part A of the UK Schedule (the “Schedule”) to the Company’s 2011 Equity Incentive Plan (“Plan”) and this Option Certificate (this “Certificate”), as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	UK Approved Option pursuant to Schedule 4 of the Income Tax (Earnings & Pensions) Act 2003

Term/Expiration Date:

Optionee agrees to the provisions relating to payment of any Option Tax Liability pursuant to Section 9.7 of the Plan and paragraph 3.22 of the Schedule.

Optionee acknowledges receipt of a copy of the Plan Rules and the Schedule and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Schedule and this Option Certificate in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option

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The Optionee acknowledges receipt of a copy of the Plan, the Schedule, this Certificate and the exhibit referred to therein, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its Committee upon any questions arising under the Plan.

EXECUTED AS A DEED BY THE OPTIONEE:	EXECUTED AS A DEED BY HOMEAWAY, INC ACTING BY THE FOLLOWING DIRECTOR.

«Name»
Name:
Dated:	Title:

Witness signature	Witness signature

Witness name	Witness name

Witness address	Witness address

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Exhibit A

to Option Certificate

NOTICE OF EXERCISE OF STOCK OPTION

TO:	HOMEAWAY, Inc

ATTN.:	Chief Executive Officer and President

SUBJECT:	Notice of Exercise of Stock Option

With respect to the stock option granted to the undersigned, this is official notice that the undersigned hereby elects to exercise such option to purchase shares of Common Stock of Homeaway, Inc., a Delaware corporation, as follows:

Number of Shares:

Date of Purchase:

Mode of Payment:
(Certified Check, Cash, Other Consideration as permitted by the terms of the Option Agreement)

The shares should be issued as follows:

Name:

Address:

National Insurance Number:

Should there be an Option Tax Liability, I wish to meet this by:

☐	Authorising the Company or my employer or formereEmployer to deduct the necessary amount from my next salary payment under PAYE

☐	Paying the Company such amount as is necessary to cover the Option Tax Liability within 14 days of my receiving details of that amount from the Company

☐	(Only where the Company’ shares are publicly traded) ,agreeing to the Company or the Company’s nominated broker selling sufficient of the Shares over which I am exercising my Option under this notice so that the net proceeds of sale will cover the Option Tax Liability

Please tick the box for your preferred payment method. If you do not tick any boxes, your Employer will first seek to withhold an amount sufficient to cover the Option Tax Liability from your next salary payment, and if the Option Tax Liability cannot then be satisfied in full (including where you have ticked the first box but your salary is insufficient to cover it), the Company will sell sufficient of the Shares over which you exercise your Option to cover that liability.

Name (block letters)	Signature

Address	Date

NOTES

1.	This form must be accompanied by payment of the Exercise Price for the shares in respect of which the Option is exercised.

2.	Where the Option is exercised by personal representatives, an office copy of the Probate or Letters of Administration should accompany the form.

3.	There is no charge to income tax or National Insurance (NI) on the receipt of a right to acquire shares granted under the Plan.

Part A of the Schedule to the Plan has been approved by HM Revenue & Customs in accordance with sections 521 to 526 and Schedule 4 of the Income Tax (Earnings & Pensions) Act 2003.

Under current tax rules no charge to tax will arise on the exercise of the Options granted under Part A if they are exercised:-

3.1	in accordance with Part A (as amended from time to time with the consent of the HM Revenue & Customs where necessary) at a time when Part A is approved by HM Revenue & Customs; and

3.2	more than three years after the date of grant

If the Option is not so exercised then, under current tax rules income tax and NI will normally then be charged on the amount of the difference between the total exercise price paid and the market value of the shares acquired at that time. If NI is payable, you may be required to pay any liability of your employer to NI, in addition to your own liability for NI as an employee. This treatment will also apply to options granted under Part B of the Plan.

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4.	Upon sale of any shares acquired through Option exercise, you may be required to pay capital gains tax on the difference between your sale proceeds and the amount which you have paid for the shares on exercise of your Option.

5.	IMPORTANT. The Company does not undertake to advise you on the tax consequences of exercising your Option. If you are unsure of the tax liabilities which may arise, you should take appropriate professional advice before exercising your Option.

Dated:	Name:

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